                           FLOATING SECURITY DOCUMENT

                               dated 19 July 2004

                                   created by

                         ALLIED HEALTHCARE GROUP LIMITED
                            (Registered No. 3890177)
                       ALLIED HEALTHCARE HOLDINGS LIMITED
                            (Registered No. 3370146)
                 and each of the Companies listed in Schedule 1

                                 as the Chargors

                                  in favour of

                                BARCLAYS BANK PLC
                            acting as Security Agent

                                [LINKLATERS LOGO]

                                Ref: JMS/LSW/JULC

                                    CONTENTS

CLAUSE                                                                     PAGE

                                  THE SCHEDULES
SCHEDULE                                                                   PAGE

SCHEDULE 1 The Chargors......................................................14
SCHEDULE 2 Rights of Receivers...............................................15
SCHEDULE 3 Form of Deed of Accession and Supplemental Debenture for
           a New Chargor.....................................................17

THIS DEED is dated 19 July 2004 and made between:

(1)  THE COMPANIES listed in Schedule 1 as the chargors (the "CHARGORS"); and

(2)  BARCLAYS BANK PLC (the "SECURITY AGENT", as security agent for the benefit of the Secured Parties).

Background

(A)  Each Chargor is entering into this Deed in connection with the Finance
     Documents.

(B)  The Board of Directors of each Chargor is satisfied that entering into this
     Deed is for the purposes and to the benefit of that Chargor and its business.

(C)  The Security Agent and each Chargor intend this document to take effect as a deed (even though the Security Agent only executes it under hand).

(D)  The Security Agent holds the benefit of this Deed on trust for the Secured
     Parties on the terms of the Finance Documents.

IT IS AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS In this Deed, unless a contrary indication appears, terms used in the Facility Agreement have the same meaning and construction and:

     "ADMINISTRATOR" means an administrator appointed under Schedule B1 to the
     Insolvency Act 1986.

     "BANK ACCOUNTS" of a Chargor means all current, deposit or other accounts with any bank or financial institution in which it now or in the future has an interest and (to the extent of its interest) all balances now or in the future standing to the credit of or accrued or accruing on those accounts.

     "BOOK DEBTS" of a Chargor means all book and other debts of any nature, and all other rights to receive money (excluding Bank Accounts), now or in the future due, owing or payable to it and the benefit of all related negotiable instruments, rights, Security, guarantees and indemnities of any kind.

     "CHARGED ASSETS" means the assets from time to time subject, or expressed to be subject, to the Charges or any part of those assets.

     "CHARGES" means all or any of the Security created or expressed to be created by or pursuant to this Deed.

     "CURRENCY OF ACCOUNT" means the currency in which the relevant indebtedness is denominated or, if different, is payable.

     "DELEGATE" means a delegate or sub-delegate appointed under Clause 9.2
     (Delegation).

     "ENFORCEMENT EVENT" means an Event of Default.

     "FACILITY AGREEMENT" means the facility agreement dated on or about the date of this Deed between Allied Healthcare Group Limited as the Company,
     Allied Healthcare Holdings Limited as the Borrower, Allied Healthcare
     International, INC. as the Parent, the Original Guarantors named in that agreement, Barclays Capital and Lloyds TSB Bank plc as the Arranger, the
     Lenders named in that agreement, Barclays Bank PLC as the Agent and
     Barclays Bank PLC as the Security Agent.

     "INSOLVENCY ACT" means the Insolvency Act 1986.

     "LIABILITIES" of a Chargor means all present and future moneys, debts and liabilities due, owing or incurred by it to any Secured Party under or in connection with any Finance Document (in each case, whether alone or jointly, or jointly and severally, with any other person, whether actually or contingently and whether as principal, surety or otherwise).

     "LPA" means the Law of Property Act 1925.

     "PARTY" means a party to this Deed.

     "PERFECTION REQUIREMENTS" means the making of appropriate registrations of this Deed with the Registrar of Companies.

     "RECEIVER" means a receiver and manager or other receiver appointed in respect of the Charged Assets and shall, if allowed by law, include an administrative receiver.

1.2  CONSTRUCTION

     The provisions in clause 1.2 (Construction) of the Facility Agreement apply to this Deed with all necessary changes.

1.3  THIRD PARTY RIGHTS

     A person who is not a Party has no right under the Contracts (Rights of
     Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

2.   UNDERTAKING TO PAY

2.1  PAYMENT OF LIABILITIES

     Each Chargor shall pay each of its Liabilities when due in accordance with its terms or, if they do not specify a time for payment, immediately on demand by the Security Agent.

2.2  PROPORTIONATE PAYMENT

     Each sum appropriated by the Security Agent in accordance with the Finance
     Documents in or towards payment of a particular part of the Liabilities shall to the extent of that appropriation discharge each Chargor's obligations in respect of that part of the Liabilities both to any Secured
     Party to which the same is owed, and to the Security Agent.

3.   FLOATING CHARGE

3.1  CREATION

     Each Chargor, with full title guarantee and as security for the payment of all Liabilities (whether of that or any other Chargor), charges in favour of the Security Agent (as trustee for the Secured Parties) by way of first floating charge its undertaking and all its assets, both present and future.

                                      -2-

3.2  QUALIFYING FLOATING CHARGE

(a)  The floating Charge created by each Chargor pursuant to Clause 3.1 above
     (Creation) is a "qualifying floating charge" for the purposes of paragraph
     14.2(a) of Schedule B1 to the Insolvency Act.

(b)  Paragraph 14 of Schedule B1 to the Insolvency Act shall apply to this Deed and the Security Agent may appoint an Administrator of any Chargor pursuant to that paragraph.

3.3  RANKING

     The floating Charge created by each Chargor ranks in priority to any other
     Security over the Charged Assets of that Chargor except for Security ranking in priority in accordance with paragraph (f) of Schedule 2 (Rights of Receivers).

3.4  CONVERSION BY NOTICE

     The Security Agent may convert the floating Charge over all or any of the
     Charged Assets into a fixed Charge by notice to the relevant Chargor specifying the relevant Charged Assets (either generally or specifically):

     (a)       if it considers it desirable to do so in order to protect or preserve the Charges over those Charged Assets and/or the
               priority of those Charges; and/or

     (b)       while an Enforcement Event is continuing.

3.5  AUTOMATIC CONVERSION

(a)  If:

     (i)       any Chargor takes any step to create any Security in breach of
               Clause 4.1 (Security) over any of the Charged Assets; or

     (ii)      any person takes any step to effect any expropriation,
               attachment, sequestration, distress or execution against any of those Charged Assets,

     the floating Charge over the relevant Charged Assets shall automatically and immediately be converted into a fixed Charge.

(b)  The floating Charge created by this Clause 3 may not be converted into a fixed charge solely by reason of:

     (i)       the obtaining of a moratorium; or

     (ii)      anything done with a view to obtaining a moratorium,

     under the Insolvency Act 2000.

4.   RESTRICTIONS AND FURTHER ASSURANCE

4.1  SECURITY

     No Chargor shall create or permit to subsist any Security over any Charged
     Asset, nor do anything else prohibited by Clause 22.3 (Negative pledge) of the Facility Agreement, except as permitted by that clause.

                                      -3-

4.2  DISPOSAL

     No Chargor shall (nor shall any Chargor agree to) enter into a single transaction or a series of transactions (whether related or not and whether voluntary or involuntary) to sell, lease, license, sub-license, transfer or otherwise dispose of any Charged Asset except as permitted by Clause 22.4
     (Disposals) of the Facility Agreement.

4.3  FURTHER ASSURANCE

     Each Chargor shall promptly do whatever the Security Agent requires:

     (a)       to perfect or protect the Charges or the priority of the Charges;
               or

     (b)       to facilitate the realisation of the Charged Assets or the exercise of any rights vested in the Security Agent or any
               Receiver,

     including executing any transfer, conveyance, charge, assignment or assurance of the Charged Assets (whether to the Security Agent or its nominees or otherwise), making any registration and giving any notice, order or direction.

5.   GENERAL UNDERTAKINGS

5.1  PERFECTION REQUIREMENTS

     Each Chargor shall promptly comply with the Perfection Requirements.

5.2  PROTECTION OF ASSETS

     Each Chargor shall keep or cause to be kept all its Charged Assets in good working order and condition, ordinary wear and tear excepted.

5.3  ACCESS

     Each Chargor shall ensure that representatives of the Security Agent are able at all reasonable times to view the condition of any of its Charged
     Assets.

5.4  NO OTHER PREJUDICIAL CONDUCT

     No Chargor shall do, or permit to be done, anything which could prejudice the Charges.

6.   REPRESENTATIONS AND WARRANTIES

     Each Chargor makes the representations and warranties set out in clause 19
     (Representations) of the Facility Agreement to the Security Agent on the
     date of this Deed, to the extent it has made such representations and warranties in the Facility Agreement.

7.   ENFORCEMENT

7.1  WHEN ENFORCEABLE

     As between the Chargors and the Security Agent the Charges shall be enforceable, and the powers conferred by Section 101 of the LPA as varied and extended by this Deed shall be exercisable, while an Enforcement Event is continuing.

                                      -4-

7.2  POWER OF SALE

     The statutory power of sale, of appointing a Receiver and the other statutory powers conferred on mortgagees by Section 101 of the LPA as varied and extended by this Deed shall arise on the date of this Deed.

7.3  SECTION 103 LPA

     Section 103 of the LPA shall not apply to this Deed.

8.   APPOINTMENT AND RIGHTS OF RECEIVERS

8.1  APPOINTMENT OF RECEIVERS

     If:

     (a)       requested by any Chargor;

     (b)       any corporate action, legal proceedings or other procedure or step is taken in relation to the administration of any Chargor;
               or

     (c)       any other Enforcement Event is continuing (whether or not the
               Security Agent has taken possession of the Charged Assets),

     without any notice or further notice, the Security Agent may, by deed, or otherwise in writing signed by any officer or manager of the Security Agent or any person authorised for this purpose by the Security Agent, appoint one or more persons to be a Receiver. The Security Agent may similarly remove any Receiver and appoint any person instead of any Receiver. If the
     Security Agent appoints more than one person as Receiver, the Security
     Agent may give those persons power to act either jointly or severally.

8.2  SCOPE OF APPOINTMENT

     Any Receiver may be appointed Receiver of all of the Charged Assets or
     Receiver of a part of the Charged Assets specified in the appointment. In the latter case, the rights conferred on a Receiver as set out in Schedule
     2 (Rights of Receivers) shall have effect as though every reference in that
     Schedule to any Charged Assets were a reference to the part of those assets so specified or any part of those assets.

8.3  RIGHTS OF RECEIVERS

     Any Receiver appointed pursuant to this Clause 8 shall have the rights, powers, privileges and immunities conferred by the Insolvency Act on administrative or other receivers duly appointed under the Insolvency Act, and shall also have the rights set out in Schedule 2 (Rights of Receivers).

8.4  AGENT OF CHARGOR

     Any Receiver shall be the agent of the relevant Chargor for all purposes.
     That Chargor alone shall be responsible for the Receiver's contracts, engagements, acts, omissions, defaults and losses and for liabilities incurred by the Receiver.

                                      -5-

8.5  REMUNERATION

     The Security Agent may determine the remuneration of any Receiver and direct payment of that remuneration out of moneys he receives as Receiver.
     The relevant Chargor alone shall be liable for the remuneration and all other costs, losses, liabilities and expenses of the Receiver.

9.   SECURITY AGENT'S RIGHTS

9.1  SAME RIGHTS AS RECEIVER

     Any rights conferred by any Finance Document upon a Receiver may be exercised by the Security Agent, or to the extent permitted by law, an
     Administrator after the Charges become enforceable, whether or not the
     Security Agent shall have taken possession or appointed a Receiver of the
     Charged Assets.

9.2  DELEGATION

     The Security Agent may delegate in any manner to any person any rights exercisable by the Security Agent under any Finance Document. Any such delegation may be made upon such terms and conditions (including power to sub-delegate) as the Security Agent thinks fit.

10.  ORDER OF DISTRIBUTIONS

10.1 APPLICATION OF PROCEEDS

     All amounts received or recovered by the Security Agent or any Receiver or
     Delegate in exercise of their rights under this Deed shall, subject to the rights of any creditors having priority, be applied in the order provided in Clause 10.2 (Order of distributions).

10.2 ORDER OF DISTRIBUTIONS

     The order referred to in Clause 10.1 (Application of proceeds) is:

     (i)       first, in or towards the payment of all costs, losses,
               liabilities and expenses of and incidental to the appointment of any Receiver or Delegate and the exercise of any of his rights, including his remuneration and all outgoings paid by him;

     (ii)      second, in or towards payment pro rata of any unpaid fees, costs and expenses of the Agent, the Security Agent or the Arranger under the Finance Documents;

     (iii)     thirdly, in or towards payment pro rata of any accrued interest, fee or commission due but unpaid under the Finance Documents;

     (iv)      fourthly pro rata:

               (A)  in or towards payment of any principal due but unpaid under the Facility Agreement; and

               (B)  in or towards payment of any principal due but unpaid under any Ancillary Document:

                    (a)  in respect of Ancillary Facilities provided by Barclays
                         Bank PLC, in an aggregate amount of not more
                         than (pound)7,500,000; and

                    (b)  in respect of Ancillary Facilities provided by Lloyds
                         TSB Bank plc, in an aggregate amount of not more
                         than (pound)7,500,000;

                                      -6-

     (v)       fifthly, in or towards payment pro rata of any other sum due but unpaid under the Finance Documents; and

     (vi)      sixthly, in payment of any surplus to any Chargor or other person entitled to it.

11.  LIABILITY OF SECURITY AGENT, RECEIVERS AND DELEGATES

11.1 POSSESSION

     If the Security Agent, any Receiver or any Delegate takes possession of the
     Charged Assets, it or he may at any time relinquish possession. Without prejudice to Clause 11.2 (Security Agent's liability), the Security Agent shall not be liable as a mortgagee in possession by reason of viewing or repairing any of the present or future assets of any Chargor.

11.2 SECURITY AGENT'S LIABILITY

     Neither the Security Agent nor any Receiver or Delegate shall (either by reason of taking possession of the Charged Assets or for any other reason and whether as mortgagee in possession or otherwise) be liable to any
     Chargor, any Secured Party or any other person for any costs, losses, liabilities or expenses relating to the realisation of any Charged Assets or from any act, default, omission or misconduct of the Security Agent, any
     Receiver, any Delegate or their respective officers, employees or agents in relation to the Charged Assets or in connection with the Finance Documents except to the extent caused by its or his own gross negligence or wilful misconduct.

12.  POWER OF ATTORNEY

12.1 APPOINTMENT

     Each Chargor by way of security irrevocably appoints the Security Agent, every Receiver and every Delegate severally its attorney (with full power of substitution), on its behalf and in its name or otherwise, at such time and in such manner as the attorney thinks fit:

     (a)       to do anything which that Chargor is obliged to do (but has not done) under any Finance Document to which it is party (including to execute charges over, transfers, conveyances, assignments and assurances of, and other instruments, notices, orders and
               directions relating to, the Charged Assets); and

     (b)       to exercise any of the rights conferred on the Security Agent, any Receiver or any Delegate in relation to the Charged Assets or under any Finance Document, the LPA or the Insolvency Act.

12.2 RATIFICATION

     Each Chargor ratifies and confirms and agrees to ratify and confirm whatever any such attorney shall do in the exercise or purported exercise of the power of attorney granted by it in Clause 12.1 (Appointment).

                                      -7-

13.  PROTECTION OF THIRD PARTIES

13.1 NO DUTY TO ENQUIRE

     No person dealing with the Security Agent, any other Secured Party, any
     Receiver or any Delegate shall be concerned to enquire:

     (a)       whether the rights conferred by or pursuant to any Finance
               Document are exercisable;

     (b)       whether any consents, regulations, restrictions or directions relating to such rights have been obtained or complied with;

     (c)       otherwise as to the propriety or regularity of acts purporting or intended to be in exercise of any such rights; or

     (d)       as to the application of any money borrowed or raised.

13.2 PROTECTION TO PURCHASERS

     All the protection to purchasers contained in Sections 104 and 107 of the
     LPA, Section 42(3) of the Insolvency Act or in any other applicable legislation shall apply to any person purchasing from or dealing with the
     Security Agent, any other Secured Party, any Receiver or any Delegate.

14.  SAVING PROVISIONS

14.1 CONTINUING SECURITY

     Subject to Clause 15 (Discharge of Security), the Charges are continuing
     Security and will extend to the ultimate balance of the Liabilities, regardless of any intermediate payment or discharge in whole or in part.

14.2 REINSTATEMENT

     If any payment by a Chargor or any discharge given by a Secured Party
     (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is avoided or reduced as a result of insolvency or any similar event:

     (a)       the liability of each Chargor and the Charges shall continue as if the payment, discharge, avoidance or reduction had not
               occurred; and

     (b)       each Secured Party shall be entitled to recover the value or amount of that security or payment from each Chargor, as if the payment, discharge, avoidance or reduction had not occurred.

14.3 WAIVER OF DEFENCES

     Neither the obligations of each Chargor under this Deed nor the Charges will be affected by an act, omission, matter or thing which, but for this
     Clause, would reduce, release or prejudice any of its obligations under any
     Finance Document of any of the Charges (without limitation and whether or not known to it or any Secured Party) including:

     (a)       any time, waiver or consent granted to, or composition with, any
               Obligor or other person;

     (b)       the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

                                      -8-

     (c)       the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

     (d)       any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an
               Obligor or any other person;

     (e)       any amendment (however fundamental) or replacement of a Finance
               Document or any other document or security;

     (f)       any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or security; or

     (g)       any insolvency or similar proceedings; or

     (h)       any postponement, discharge, reduction, non-provability or other similar circumstance affecting any obligation of any Obligor or other person under any Finance Document resulting from any insolvency, liquidation or dissolution proceedings or from any law, regulation or order.

14.4 IMMEDIATE RECOURSE

     Each Chargor waives any right it may have of first requiring any Secured
     Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Chargor under this Deed. This waiver applies irrespective of any law or any provision of a Finance Document to the contrary.

14.5 APPROPRIATIONS

     Until all the Liabilities have been irrevocably paid in full and all facilities which might give rise to Liabilities have terminated, each
     Secured Party (or any trustee or agent on its behalf) may:

     (a)       refrain from applying or enforcing any other moneys, security or rights held or received by that Secured Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Chargor shall be entitled to the benefit of the same; and

     (b)       hold in an interest-bearing suspense account any moneys received from any Chargor or on account of any Chargor's liability under this Deed.

14.6 DEFERRAL OF CHARGORS' RIGHTS

     Until all the Liabilities have been irrevocably paid in full and all facilities which might give rise to Liabilities have terminated and unless the Security Agent otherwise directs, no Chargor will exercise any rights which it may have by reason of performance by it of its obligations under the Finance Documents:

     (a)       to be indemnified by an Obligor;

     (b)       to claim any contribution from any other Chargor or any other guarantor of any Obligor's obligations under the Finance
               Documents; and/or

                                      -9-

     (c)       to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Secured Parties under the Finance Documents or of any guarantee or other security taken pursuant to, or in connection with, the Finance Documents by any Secured Party.

14.7 ADDITIONAL SECURITY

     The Charges are in addition to and are not in any way prejudiced by any other guarantees or security now or subsequently held by any Secured Party.

14.8 TACKING

     Each Secured Party shall comply with its obligations under the Finance
     Documents (including any obligation to make further advances).

15.  DISCHARGE OF SECURITY

15.1 FINAL REDEMPTION

     Subject to Clause 15.2 (Retention of security), if the Security Agent is satisfied that all the Liabilities have been irrevocably paid in full and that all facilities which might give rise to Liabilities have terminated, the Security Agent shall at the request and cost of the Chargors release, reassign or discharge (as appropriate) the Charged Assets from the Charges.

15.2 RETENTION OF SECURITY

     If the Security Agent considers that any amount paid or credited to any
     Secured Party under any Finance Document is capable of being avoided or otherwise set aside, that amount shall not be considered to have been paid for the purposes of determining whether all the Liabilities have been irrevocably paid.

15.3 CONSOLIDATION

     Section 93 of the LPA shall not apply to the Charges.

16.  ENFORCEMENT EXPENSES

16.1 EXPENSES

     Each Chargor shall, within three Business Days of demand, pay to the
     Security Agent the amount of all costs, losses, liabilities and expenses
     (including legal fees) incurred by any Secured Party, any Receiver or any
     Delegate in relation to any Finance Document (including the administration, protection, realisation, enforcement or preservation of any rights under or in connection with this Deed, or any consideration by the Security Agent as to whether to realise or enforce the same, and/or any amendment, waiver, consent or release of any Finance Document and/or any other document referred to in this Deed).

16.2 VALUE ADDED TAX

     Clause 13.6 (Value added tax) of the Facility Agreement (with any necessary consequential amendments) shall apply also to any amount payable under any
     Finance Document to any Receiver or Delegate.

                                      -10-

17.  PAYMENTS

17.1 DEMANDS

     Any demand for payment made by any Secured Party shall be valid and effective even if it contains no statement of the relevant Liabilities or an inaccurate or incomplete statement of them.

17.2 PAYMENTS

     All payments by any Chargor under this Deed (including damages for its breach) shall be made in the Currency of Account and to such account, with such financial institution and in such other manner as the Security Agent may direct.

17.3 CONTINUATION OF ACCOUNTS

     At any time after:

     (a)       the receipt by any Secured Party of notice (either actual or otherwise) of any subsequent Security affecting the Charged
               Assets of any Chargor; or

     (b)       the presentation of a petition or the passing of a resolution in relation to the winding-up of any Chargor,

     any Secured Party may open a new account in the name of that Chargor with that Secured Party (whether or not it permits any existing account to continue). If that Secured Party does not open such a new account, it shall nevertheless be treated as if it had done so when the relevant event occurred. No moneys paid into any account, whether new or continuing, after that event shall discharge or reduce the amount recoverable pursuant to any
     Finance Document to which that Chargor is party.

17.4 JOINT AND SEVERAL LIABILITY

     The liability of each Chargor under this Deed shall be joint and several.
     Each agreement and undertaking of any Chargor shall be construed accordingly.

18.  RIGHTS, WAIVERS AND DETERMINATIONS

18.1 AMBIGUITY

     Where there is any ambiguity or conflict between the rights conferred by law and those conferred by or pursuant to any Finance Document, the terms of that Finance Document shall prevail.

18.2 EXERCISE OF RIGHTS

     No failure to exercise, nor any delay in exercising, on the part of any
     Secured Party, Receiver or Delegate, any right or remedy under any Finance
     Document shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in the Finance Documents are cumulative and not exclusive of any rights or remedies provided by law, including the right to appoint an Administrator under the Insolvency Act.

                                      -11-

18.3 DETERMINATIONS

     Any certification or determination by any Secured Party or any Receiver or
     Delegate under any Finance Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

19.  SEPARATE AND INDEPENDENT OBLIGATIONS

     The Security created by each Chargor by or in connection with any Finance
     Document is separate from and independent of the Security created or intended to be created by any other Chargor by or in connection with any
     Finance Document.

20.  INDEMNITIES

20.1 ENVIRONMENTAL INDEMNITY

     Each Chargor shall indemnify each Secured Party against any and all costs, losses, liabilities or expenses together with any associated VAT incurred by each Secured Party arising (directly or indirectly) out of or in connection with:

     (a)       any breach or potential breach of or liability (whether civil and/or criminal) under any Environmental Law;

     (b)       any responsibility on the part of any Secured Party in respect of any clean-up, repair or other corrective action; or

     (c)       the business of any Chargor.

20.2 INDEMNITIES SEPARATE

     Each indemnity in each Finance Document shall:

     (a)       constitute a separate and independent obligation from the other obligations in that or any other Finance Document;

     (b)       give rise to a separate and independent cause of action;

     (c)       apply irrespective of any indulgence granted by any Secured
               Party;

     (d)       continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any
               Liability or any other judgment or order; and

     (e)       apply whether or not any claim under it relates to any matter disclosed by any Chargor or otherwise known to any Secured Party.

21.  ACCESSION OF NEW CHARGOR

21.1 METHOD

     Any wholly owned member of the Group may at any time become a party to this
     Debenture by complying with the requirements of clause 22.16 (Security and
     Guarantees) of the Facility Agreement and executing a Supplemental
     Debenture substantially in the form set out in Schedule 3 (Form of Deed of
     Accession and Supplemental Debenture of a New Chargor) of this Deed.

                                      -12-

21.2 NEW CHARGOR BOUND

     The New Chargor (as defined in the Supplemental Debenture) shall become a
     Chargor under this Deed with effect from the time when the Supplemental
     Debenture takes effect, at which time:

     (a)       the New Chargor shall become bound by all the terms of this Deed and shall assume the same obligations as a "Chargor" as if it were an original party to this Deed; and

     (b)       the Chargors assume the same obligations in respect of the New
               Chargor as if it were an original party to this Deed.

22.  COUNTERPARTS

     This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

23.  GOVERNING LAW

     This Deed is governed by English law.

IN WITNESS whereof this Deed has been duly executed as a deed on the date stated
at the beginning of this Deed.

                                      -13-

                                   SCHEDULE 1

                                  THE CHARGORS

NAME OF CHARGOR                      REGISTRATION NUMBER (OR EQUIVALENT, IF ANY)

Allied Healthcare Group Limited      3890177

Allied Healthcare Holdings Limited   3370146

Allied Healthcare (UK) Limited       1689856

Allied Oxycare Limited               2230411

Balfor Medical Limited               3408741

Crystalglen Limited                  2753961

Medigas Limited                      1143289

Nightingale Nursing Bureau Limited   2158123

Omnicare Limited                     3073148

Staffing Enterprise Limited          2149723

                                      -14-

                                   SCHEDULE 2
                               RIGHTS OF RECEIVERS

Any Receiver appointed pursuant to Clause 9 (Appointment and rights of
Receivers) shall have the right, either in his own name or in the name of the relevant Chargor or otherwise and in such manner and upon such terms and conditions as the Receiver thinks fit, and either alone or jointly with any other person:

(a)  ENTER INTO POSSESSION

     to take possession of, get in and collect the Charged Assets, and to require payment to him or to any Secured Party of any Book Debts or credit balance on any Bank Account;

(b)  CARRY ON BUSINESS

     to manage and carry on any business of that Chargor;

(c)  CONTRACTS

     to enter into any contract or arrangement and to perform, repudiate, rescind or vary any contract or arrangement to which that Chargor is a party;

(d)  DEAL WITH CHARGED ASSETS

     to sell, transfer, assign, exchange, hire out, lend or otherwise dispose of or realise the Charged Assets to any person (including a new company formed pursuant to paragraph (e) (Hive down)) either by public offer or auction, tender or private contract and for a consideration of any kind (which may be payable or delivered in one amount or by instalments spread over a period or deferred);

(e)  HIVE DOWN

     to form a new company and to subscribe for or acquire (for cash or otherwise) any investment in or of the new company and to sell, transfer, assign, exchange and otherwise dispose of or realise any such investments or part thereof or any rights attaching thereto;

(f)  BORROW MONEY

     to borrow or raise money either unsecured or on the security of the Charged
     Assets (either in priority to the Charges or otherwise);

(g)  COVENANTS AND GUARANTEES

     to enter into bonds, covenants, guarantees, indemnities and other commitments and to make all payments needed to effect, maintain or satisfy them;

(h)  DEALINGS WITH TENANTS

     to grant leases, tenancies, licences and rights of user, grant renewals and accept surrenders of leases, tenancies, licences or rights of user, and otherwise to reach agreements and make arrangements with, and to make allowances to, any lessees, tenants or other persons (including a new company formed pursuant to paragraph (e) (Hive down)) from whom any rents and profits may be receivable (including those relating to the grant of any licences, the review of rent in

                                      -15-

     accordance with the terms of, and the variation of, the provisions of any leases, tenancies, licences or rights of user affecting the Charged
     Assets);

(i)  RIGHTS OF OWNERSHIP

     to manage and use the Charged Assets and to exercise and do (or permit that
     Chargor or any nominee of it to exercise and do) all such rights and things as the Receiver would be capable of exercising or doing if he were the absolute beneficial owner of the Charged Assets;

(j)  INSURANCE, REPAIRS, IMPROVEMENTS ETC.

     to insure the Charged Assets, to carry out decorations, repairs, alterations, improvements and additions to the Charged Assets and to purchase or otherwise acquire or do anything in connection with the Charged
     Assets;

(k)  CLAIMS

     to settle, adjust, refer to arbitration, compromise and arrange any claims, accounts, disputes, questions and demands with or by any person who is or claims to be a creditor of that Chargor or relating to the Charged Assets;

(l)  LEGAL ACTIONS

     to bring, prosecute, enforce, defend and abandon actions, suits and proceedings in relation to the Charged Assets or any business of that
     Chargor;

(m)  REDEMPTION OF SECURITY

     to redeem any Security (whether or not having priority to the Charges) over the Charged Assets and to settle the accounts of any person with an interest in the Charged Assets;

(n)  EMPLOYEES ETC.

     to appoint, hire and employ officers, employees, contractors, agents, advisors and others and to discharge any such persons and any such persons appointed, hired or employed by that Chargor;

(o)  INSOLVENCY ACT

     to exercise all powers set out in Schedule 1, Schedule B1 or (in the case of a Scottish Receiver) Schedule 2 to the Insolvency Act as now in force
     (whether or not in force at the date of exercise and whether or not the
     Receiver is an administrative receiver) and any powers added to Schedule 1 or Schedule 2, as the case may be, after the date of this Deed; and

(p)  OTHER POWERS

     to do anything else he may think fit for the realisation of the Charged
     Assets or incidental to the exercise of any of the rights conferred on the
     Receiver under or by virtue of any Finance Document to which the relevant
     Chargor is party, the LPA or the Insolvency Act.

                                      -16-

                                   SCHEDULE 3

     FORM OF DEED OF ACCESSION AND SUPPLEMENTAL DEBENTURE FOR A NEW CHARGOR

THIS DEED OF ACCESSION AND SUPPLEMENTAL DEBENTURE is dated [ ] and made between:

(1)  [Insert the name of the New Chargor and its registration number] (the "NEW
     CHARGOR"); and

(2)  BARCLAYS BANK PLC (the "SECURITY AGENT"), as security trustee for the benefit of the Secured Parties).

BACKGROUND

(E)  This Deed is supplemental to a floating charge security document (the
     "DEBENTURE") dated [ ] 2004 between Allied Healthcare Group Limited, Allied
     Healthcare Holdings Limited and the other Chargors named therein and the
     Security Agent.

     [NOTE: SET OUT DETAILS OF ANY PREVIOUS DEED OF ACCESSION AND SUPPLEMENTAL
     CHARGE.]

(F)  The New Chargor has agreed to charge in favour of the Security Agent, on the same terms as contained in the Debenture all its undertaking and all its assets, both present and future, to secure the Liabilities and to accede to the Debenture.

(G)  This Deed is a Finance Document (as defined in the Facility Agreement).

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     Unless a contrary indication appears or unless otherwise re-defined herein, terms used in the Debenture shall have the same meaning and construction in this Deed.

2.   UNDERTAKING TO PAY

2.1  PAYMENT OF LIABILITIES

     The New Chargor shall pay each of its Liabilities when due in accordance with its terms or, if they do not specify a time for payment, immediately on demand by the Security Agent.

2.2  PROPORTIONATE PAYMENT

     Each sum appropriated by the Security Agent in accordance with the Finance
     Documents in or towards payment of a particular part of the Liabilities shall to the extent of that appropriation discharge the New Chargor's obligations in respect of that part of the Liabilities both to any Secured
     Party to which the same is owed, and to the Security Agent.

3.   ACCESSION

     The New Chargor hereby accedes to the terms of the Debenture and acknowledges and agrees that it is bound by Clauses 4.1 (Security), 4.2
     (Disposal), 5 (General Undertakings) and 16 (Enforcement Expenses) of the
     Debenture as if it had been expressly named as a Chargor in the Debenture.

     The New Chargor to Clauses 3.3 (Ranking), 3.4 (Conversion by notice), 3.5
     (Automatic Conversion), 7.1 (When enforceable), 8 (Appointment and rights of Receivers), 9 (Security

                                      -17-

     Agent's rights), 10 (Order of distributions), 11 (Liability of Security
     Agent, Receivers and Delegates), 14 (Saving provisions), 15 (Discharge of security), 16 (Enforcement expenses), 17 (Payments), 18 (Rights, waivers and determinations), 19 (Separate and obligations), 20 (Indemnities) and 21
     (Accession of New Chargor) as if set out in full in this document and as if references to "Chargor" included the New Chargor.

4.   FLOATING CHARGE

4.1  CREATION

     The New Chargor, with full title guarantee and as security for the payment of all Liabilities (whether of that or any other Chargor), charges in favour of the Security Agent (as trustee for the Secured Parties) by way of first floating charge all its undertaking and all its assets, both present and future.

4.2  QUALIFYING FLOATING CHARGE

(a)  The floating Charge created by the New Chargor pursuant to Clause 3.1
     (Creation) above is a "qualifying floating charge" for the purposes of paragraph 14.2(a) of Schedule B1 to the Insolvency Act.

(b)  Paragraph 14 of Schedule B1 to the Insolvency Act shall apply to this Deed.

5.   FURTHER ASSURANCE

     The New Chargor shall promptly do whatever the Security Agent requires:

     (a)       to perfect or protect the Charges or the priority of the Charges;
               or

     (b)       to facilitate the realisation of the Charged Assets or the exercise of any rights vested in the Security Agent or any
               Receiver,

     including executing any transfer, conveyance, charge, assignment or assurance of the Charged Assets (whether to the Security Agent or its nominees or otherwise), making any registration and giving any notice, order or direction.

6.   POWER OF ATTORNEY

6.1  APPOINTMENT

     The New Chargor by way of security irrevocably appoints the Security Agent, every Receiver and every Delegate severally its attorney (with full power of substitution), on its behalf and in its name or otherwise, at such time and in such manner as the attorney thinks fit:

     (a)       to do anything which the New Chargor is obliged to do (but has not done) under any Finance Document to which it is party
               (including to execute charges over, transfers, conveyances, assignments and assurances of, and other instruments, notices, orders and directions relating to, the Charged Assets); and

     (b)       to exercise any of the rights conferred on the Security Agent, any Receiver or any Delegate in relation to the Charged Assets or under any Finance Document, the LPA or the Insolvency Act.

                                      -18-

6.2  RATIFICATION

     The New Chargor ratifies and confirms and agrees to ratify and confirm whatever any such attorney shall do in the exercise or purported exercise of the power of attorney granted by it in Clause 13.1 (Appointment).

7.   JOINT AND SEVERAL LIABILITY

     The liability of the New Chargor and each Chargor under this Deed shall be joint and several. Each agreement and undertaking of any Chargor shall be construed accordingly.

8.   COUNTERPARTS

     This Deed may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

9.   GOVERNING LAW

     This Deed is governed by English law.

IN WITNESS whereof this Deed has been duly executed as a deed by the New Chargor and signed by the Security Agent on the date stated at the beginning of this
Deed.

THE NEW CHARGOR

SIGNED as a DEED by [                 ] acting by
                     -----------------
                  a Director and
------------------
                                                         .......................
                  a Director/the Secretary               Director
------------------
                                                         .......................
                                                         Director or Secretary

Address:   [              ]
            --------------
Fax No:    [              ]
            --------------
Attention: [              ]
            --------------

THE SECURITY AGENT

SIGNED by
                                                         .......................
                                                         Authorised Signatory
for and on behalf of BARCLAYS BANK PLC
in the presence of
                                                         .......................
                                                         Witness
Address:   5 The North Colonnade
           Canary Wharf

                                      -19-

           London E14 4BB

Fax No:    + 44 20 7773 4893

Attention: Global Loans Agency: Frank Rogers

                                      -20-

SIGNED as a DEED by ALLIED HEALTHCARE
GROUP LIMITED acting by

a Director                                                  /s/ SARAH EAMES
and                                                         Director

a Director/Secretary
                                                            /s/ CHARLES MURPHY
                                                            Secretary
Address: Stone Business Park, Brooms Road, Stone
Staffordshire ST15 0TL

Fax No: +44 17 8581 9031

Attention: Charles Murphy

SIGNED as a DEED by ALLIED HEALTHCARE
HOLDINGS LIMITED acting by

a Director                                                  /s/ SARAH EAMES
and                                                         Director

a Director/Secretary
                                                            /s/ CHARLES MURPHY
                                                            Secretary
Address: Stone Business Park, Brooms Road, Stone
Staffordshire ST15 0TL

Fax No: +44 17 8581 9031

Attention: Charles Murphy

                                      -21-

SIGNED as a DEED by ALLIED HEALTHCARE
(UK) LIMITED acting by

a Director                                               /s/ DAVID JOHNSON
and                                                      Director

a Director/Secretary
                                                         /s/ CHARLES MURPHY
                                                         Director
Address: Stone Business Park, Brooms Road, Stone
Staffordshire ST15 0TL

Fax No: +44 17 8581 9031

Attention: Charles Murphy

SIGNED as a DEED by ALLIED OXYCARE
LIMITED acting by

a Director                                               /s/ STEPHEN GULLICK
and                                                      Director

a Director/Secretary
                                                         /s/ CHARLES MURPHY
                                                         Director
Address: Stone Business Park, Brooms Road, Stone
Staffordshire ST15 0TL

Fax No: +44 17 8581 9031

Attention: Charles Murphy

                                      -22-

SIGNED as a DEED by BALFOR MEDICAL
LIMITED acting by

a Director                                               /s/ DAVID JOHNSON
and                                                      Director

a Director/Secretary
                                                         /s/ CHARLES MURPHY
                                                         Director
Address: Stone Business Park, Brooms Road, Stone
Staffordshire ST15 0TL

Fax No: +44 17 8581 9031

Attention: Charles Murphy

SIGNED as a DEED by CRYSTALGLEN LIMITED
acting by

a Director                                               /s/ DAVID JOHNSON
and                                                      Director

a Director/Secretary
                                                         /s/ CHARLES MURPHY
                                                         Director
Address: Stone Business Park, Brooms Road, Stone
Staffordshire ST15 0TL

Fax No: +44 17 8581 9031

Attention: Charles Murphy

                                      -23-

SIGNED as a DEED by MEDIGAS LIMITED
acting by

a Director                                               /s/ DAVID JOHNSON
and                                                      Director

a Director/Secretary
                                                         /s/ CHARLES MURPHY
                                                         Director
Address: Stone Business Park, Brooms Road, Stone
Staffordshire ST15 0TL

Fax No: +44 17 8581 9031

Attention: Charles Murphy

SIGNED as a DEED by NIGHTINGALE NURSING BUREAU LIMITED

a Director                                               /s/ STEVEN MASSEY
and                                                      Director

a Director/Secretary
                                                         /s/ CHARLES MURPHY
                                                         Director
Address: Stone Business Park, Brooms Road, Stone
Staffordshire ST15 0TL

Fax No: +44 17 8581 9031

Attention: Charles Murphy

                                      -24-

SIGNED as a DEED by OMNICARE LIMITED
acting by

a Director                                               /s/ DAVID JOHNSON
and                                                      Director

a Director/Secretary
                                                         /s/ CHARLES MURPHY
                                                         Director
Address: Stone Business Park, Brooms Road, Stone
Staffordshire ST15 0TL

Fax No: +44 17 8581 9031

Attention: Charles Murphy

SIGNED as a DEED by STAFFING ENTERPRISE
LIMITED acting by

a Director                                               /s/ DAVID JOHNSON
and                                                      Director

a Director/Secretary
                                                         /s/ CHARLES MURPHY
                                                         Director
Address: Stone Business Park, Brooms Road, Stone
Staffordshire ST15 0TL

Fax No: +44 17 8581 9031

Attention: Charles Murphy

                                      -25-

SIGNED by

for and on behalf of BARCLAYS BANK PLC in the            /s/ MICHAEL JOYNER
presence of                                              Authorised Signatory

Address:   5 The North Colonnade                         /s/ TIM AUSTRUP
           Canary Wharf                                  Witness
           London E14 4BB

Fax No:    + 44 20 7773 4893

Attention: Global Loans Agency: Frank Rogers

                                      -26-